CONSENT OF INDEPENDENT AUDITORS

As consent to the use in this Registration Statement of SMLX Technologies, Inc. on form SB-2 of our report dated May 16, 1997, appearing in the Prospectus, which is a part of this Registration Statement and to the reference to our firm under the heading "Experts" in the Prospectus.



                            MILLWARD & CO., CPAs

Fort Lauderdale, Florida
November 10, 1998